UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): November 27, 2006

MOTIENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23044	93-0976127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Knightsbridge Pkwy. Lincolnshire, IL	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 478-4200

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our recently filed quarterly report on Form 10-Q for the quarter ended June 30, 2006. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 1.01.    Entry into a Material Definitive Agreement

Securities Purchase Agreement

On November 27, 2006, Motient Corporation (the "Company") entered into a securities purchase agreement, dated November 27, 2006, by and among the Company, TerreStar Networks Inc. ("TerreStar"), Motient License Inc., MVH Holdings, Inc., Motient Services Inc., Motient Communications Inc., Motient Ventures Holding Inc. and Motient Holdings Inc. (collectively, the "Guarantors") and the purchasers identified on the Schedule of Buyers attached thereto (the "Buyers") for the issuance and sale of $200.0 million in aggregate principal amount of the Company's Senior Secured Notes due 2007 (the "Notes") to the Buyers in a private offering in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act (the "Financing").

The net proceeds of the Financing, after deducting the placement agent's fees and the estimated offering expenses payable by the Company, are expected to be approximately $194 million.

The Company plans to use the net proceeds from the sale of the Notes as follows: (1) approximately $13.1 million to be deposited into a cash escrow account (the "Escrow Account") and (2) the remainder to fund TerreStar’s business plan and for general corporate purposes.

The Securities Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the terms of the Securities Purchase Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit.

Indenture and Notes

On November 28, 2006, the Company issued $200 million in principal amount of the Notes pursuant to an Indenture (the "Indenture"), dated as of November 28, 2006, among the Company, as issuer, the Guarantors, as guarantors, and U.S. Bank National Association, as trustee.

The Notes have not been registered under the Securities Act nor under any state securities laws. The Notes may not be offered or sold except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws.

The Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the description of the terms of the Indenture and the Notes in this Item 1.01 is qualified in its entirety by reference to such exhibit.

Under the Indenture, the Notes bear interest at an initial rate of 12.0%, with the interest thereon accruing from the issue date, and are scheduled to mature on November 30, 2007. The Notes are callable beginning two months from the issue date at a premium and the coupon increases monthly beginning five months from the issue date up to a maximum of 27.125% . Interest on the Notes will be payable on May 31, 2007 and November 30, 2007. The Notes are secured by a first priority, perfected security interest in certain assets of the Company and certain stock and assets of its Subsidiaries, including certain stock and assets of the Guarantors, subject to certain exceptions, pursuant to a Security Agreement, dated as of November 28, 2006, among the Company, the Guarantors and U.S. Bank National Association, as the collateral agent (the "Security Agreement"). The Notes rank senior to all of the Company’s future debt that is expressly subordinated in right of payment to the Notes. The Notes rank equally with all of the Company's future liabilities that are not so subordinated, and are structurally subordinated to all the liabilities of any of the Company's subsidiaries that do not guarantee the Notes. The Notes are fully and unconditionally guaranteed (the "Guarantees") by the Guarantors. The Guarantees are general secured obligations of such Guarantors and rank senior to all of their existing and future debt that is expressly subordinated in right of payment to the Guarantees. The Guarantees rank equally with all of the existing and future liabilities of such Guarantors that are not so subordinated.

Security Agreement

In connection with the issuance of the Notes, the Company entered into the Security Agreement, pursuant to which the Company granted a security interest in certain of its assets in order to secure the payment of principal and interest on the Notes. The Guarantors also granted a security interest in certain of their assets to secure the Guarantees.

The Security Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the description of the terms of the Security Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release, dated November 30, 2006, announcing the closing of the offering of the Notes, which is attached hereto as Exhibit 99.1. This exhibit is furnished, not filed, pursuant to Regulation FD.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Indenture, dated November 28, 2006 among Motient Corporation, as issuer, TerreStar Networks Inc., Motient License Inc., MVH
Holdings, Inc., Motient Services Inc., Motient Communications
Inc., Motient Ventures Holding Inc. and Motient Holdings Inc., as
guarantors, and U.S. Bank National Association, as trustee
(including form of Senior Secured Note due 2007).
10.1	Securities Purchase Agreement, dated November 27, 2006, by and among Motient Corporation, TerreStar Networks Inc., Motient
License Inc., MVH Holdings, Inc., Motient Services Inc., Motient
Communications Inc., Motient Ventures Holding Inc. and Motient
Holdings Inc., as the Guarantors, and the purchasers identified on
Schedule of Buyers attached thereto.
10.2	Security Agreement, dated as of November 28, 2006, among
Motient Corporation, TerreStar Networks Inc., Motient License
Inc., MVH Holdings, Inc., Motient Services Inc., Motient
Communications Inc., Motient Ventures Holding Inc. and Motient
Holdings Inc., and U.S. Bank National Association, as the
collateral agent.
99.1	Press Release, dated November 30, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIENT CORPORATION

Dated: November 30, 2006	By: /s/ Jeffrey W. Epstein
	Name:	Jeffrey W. Epstein
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
4.1	Indenture, dated November 28, 2006 among Motient Corporation, as issuer, TerreStar Networks Inc., Motient License Inc., MVH
Holdings, Inc., Motient Services Inc., Motient Communications
Inc., Motient Ventures Holding Inc. and Motient Holdings Inc., as
guarantors, and U.S. Bank National Association, as trustee
(including form of Senior Secured Note due 2007).
10.1	Securities Purchase Agreement, dated November 27, 2006, by and among Motient Corporation, TerreStar Networks Inc., Motient
License Inc., MVH Holdings, Inc., Motient Services Inc., Motient
Communications Inc., Motient Ventures Holding Inc. and Motient
Holdings Inc., as the Guarantors, and the purchasers identified on
Schedule of Buyers attached thereto.
10.2	Security Agreement, dated as of November 28, 2006, among
Motient Corporation, TerreStar Networks Inc., Motient License
Inc., MVH Holdings, Inc., Motient Services Inc., Motient
Communications Inc., Motient Ventures Holding Inc. and Motient
Holdings Inc., and U.S. Bank National Association, as the
collateral agent.
99.1	Press Release, dated November 30, 2006.